[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                 EXHIBIT 10.93

                          SECOND AMENDMENT TO AGREEMENT


        This is the second amendment to the Research Collaboration and License Agreement between MERCK & CO., INC., a corporation organized and existing under the laws of New Jersey ("MERCK") and ARRIS PHARMACEUTICAL CORPORATION, a corporation organized and existing under the laws of Delaware, now known as AxyS Pharmaceuticals, Inc. ("AxyS") made as of November 6, 1996 (the "Agreement"). The purpose of this second amendment is to extend the Research Program Term in accordance with Section 2.8 of the Agreement, and to amend Section 1.23(a)(iv) of the Agreement.

        1. In accordance with Section 2.8 of the Agreement, the Research Program Term is extended for one additional year, through November 5, 1999. Reference is made to Section 5.2(C) of the Agreement. The parties agree that a [*] will be required during the period [*] and that [*] will be required during the [*] the Research Program Term, i.e., from [*], the [*].

        2. Attachment 2.1 setting forth the Research Program is hereby amended to include the additional research work set forth on the attachment to this second amendment.

        3. Section 1.23(a)(iv) is hereby amended to read in its entirety as follows:

        [*]

        4. Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Agreement. The Agreement, together with the first amendment dated February 9, 1998, and this second amendment, contain entire understanding of the parties with respect to their subject matter. All express or implied agreements and understandings, either oral or written, heretofore made are expressly merged in and made a part of the Agreement as amended by the first and second amendments. The Agreement and its amendments may be amended, or any term thereof modified, only by a written instrument duly executed by both parties hereto.

IN WITNESS WHEREOF, the parties have executed this Amendment as of November 5, 1998.

MERCK & CO., INC.                           AxyS Pharmaceutical, Inc.


By:   /s/ Bennett Shapiro                   By:   /s/Daniel Petree
    ------------------------------              ------------------------------
    Bernard W. Shapiro, M.D.                    Daniel H. Petree
    Executive Vice President                    President &
    Merck Research Laboratories                 Chief Operating Officer

                                 ATTACHMENT 2.1

                                RESEARCH PROGRAM

                                       [*]



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                  APPENDIX A-1

                                       [*]


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                  APPENDIX A-2

                                       [*]



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   APPENDIX B

                                       [*]


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                  APPENDIX C-1

                                       [*]


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                  APPENDIX C-2

                                       [*]


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.